                                                                   Exhibit 10.59
                                                                   -------------

                                   Amendment 1

RF Monolithics, Inc. (RFM) and Automated Technology (Phil.) Inc. ("Contractor") agree that the Agreement between RFM and Contractor entitled Manufacturing Agreement and dated February 22, 2001 (the Agreement) is hereby amended effective July 19, 2001 as follows:

I.   Paragraph 1. General Definitions.

Add the following definition between the definition for Provided Equipment and Quarterly Operations Review on page 4:

     Purchased Materials: means Materials that were initially consigned by Company and were subsequently purchased by Contractor as required in Section 2.1
(e) (ii). Examples of Purchased Materials are package lids, bases, and substrates. Materials not included in Purchased Materials are die, adhesives, wire and marking ink.

II.  Paragraph 2.1 (d) Approved Vendor List.

Add the following sentence at the end of the paragraph:

     Copies of Company pricing agreements shall be supplied to Contractor for Purchased Materials. Company will request Approved Vendors to offer Contractor the same pricing and payment terms as provided to Company for Purchased Materials.

III. Paragraph 4.1 Price and Payment of Manufacturing Services.

The last sentence, of the first paragraph, is deleted in its entirety and replaced with the following:

     The invoice amount shall be determined as follows:

     I=(AO-FI)(AP+TP) + (AO+FI)((X+FHC)/Y)

Where:

     "I" is equal to the invoice amount;
     "AO" is equal to the Assembly Outs;
     "FI" is equal to the number of Products (Units) found to be defective at the Test Final Visual inspection; FI will also include the number of units found to be defective at Fine and Gross Leak test if the Fine and Gross leak test is part of the test flow, typically Performed after Electrical Test.
     "AP" is equal to the assembly price; and "TP" is equal to the test price.
     "X" is equal to the unit price for Purchased Materials
     "FHC" is equal to a negotiated handling fee (Schedule A) "Y" is equal to a negotiated assembly yield factor (Schedule A)

IV. Schedule A is deleted in its entirety and replaced with the attached Schedule A, Dated July 19, 2001.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representative this 26 day of July, 2001.

RF MONOLITHICS, INC.                         Automated Technology (Phil.) Inc.

         /s/ David T. Somerville                   /s/ Antonio B. Villaruel
------------------------------------         -----------------------------------
         (Authorized Signature)                    (Authorized Signature)

Name      David T. Somerville                 Name  Antonio B. Villaruel
     -------------------------------         -----------------------------------
            (Type or Print)                         (Type or Print)

Title  VP QA & Corporate Development         Title   President
     -------------------------------             -------------------------------
           (Type or Print)                         (Type or Print)


                (Remainder of this page deliberately left blank)